UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2014

___________

VILLAGE BANK AND TRUST FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	0-50765 (Commission File Number)	16-1694602 (IRS Employer Identification No.)

15521 Midlothian Turnpike Midlothian, Virginia (Address of principal executive offices)	23113 (Zip Code)

Registrant’s telephone number, including area code: (804) 897-3900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

Village Bank and Trust Financial Corp. (the “Company”) held its 2014 Annual Meeting of Shareholders on May 20, 2014 at the Village Bank at Watkins Centre, 15521 Midlothian Turnpike, Midlothian, Virginia (the “Annual Meeting”).  A quorum of shares was present or represented by proxy at the Annual Meeting. At the Annual Meeting, the shareholders of the Company considered proposals to elect five directors to serve for three-year terms, approve an advisory vote on the Company’s executive compensation, approve an amendment to the Company’s Articles of Incorporation to authorize the board of directors to effect a reverse stock split of the Company’s common stock, approve an amendment to the Village Bank and Trust Financial Corp. Incentive Plan to increase the number of shares of common stock reserved for issuance under the plan from 555,000 to 780,000, and ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for 2014. The preliminary voting results for each proposal were as follows:

Proposal 1

To elect five directors for a term of three years each:

		Broker
For	Withheld	Non-Vote

2,508,053	88,993	1,650,393
2,507,803	89,243	1,650,393
2,474,675	122,371	1,650,393
2,507,003	90,043	1,650,393
2,509,953	87,093	1,650,393

Proposal 2

To approve, in an advisory (non-binding) vote, the executive compensation disclosed in the Proxy Statement:

			Broker
For	Against	Abstain	Non-Vote

2,247,184	297,446	111,681	1,650,393

Proposal 3

To approve an amendment to the Articles of Incorporation to authorize the board of directors to effect a reverse stock split of the common stock:

			Broker
For	Against	Abstain	Non-Vote

3,799,507	469,819	37,378	0

Proposal 4

To approve an amendment to the Village Bank and Trust Financial Corp. Incentive Plan to increase the number of shares of common stock reserved for issuance under the plan from 555,000 to 780,000:

			Broker
For	Against	Abstain	Non-Vote

2,258,146	308,240	89,925	1,650,393

Proposal 5

To ratify the appointment of BDO USA, LLP, as the Company’s independent registered public accounting firm for 2014:

			Broker
For	Against	Abstain	Non-Vote

4,258,840	17,712	30,152	0

The final voting results will be reported by amendment to this report when available.

Item 8.01 Other Events.

On May 20, 2014, members of management of the Company made a presentation at the Annual Meeting. A copy of the presentation, including the comments delivered by members of management, is attached to this report as Exhibit 99.1 and is being furnished to the Securities and Exchange Commission and shall not be deemed “filed” for any purpose.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description of Exhibit

99.1	Presentation of the Company delivered at the 2014 Annual Meeting of Shareholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VILLAGE BANK AND TRUST FINANCIAL CORP.
(Registrant)

Date: May 27, 2014	By:	/s/ C. Harril Whitehurst, Jr.
C. Harril Whitehurst, Jr.
Executive Vice President and CFO